SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2011
CAPITAL TRUST, INC.
(Exact Name of Registrant as specified in its charter)

Maryland	1-14788	94-6181186

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
410 Park Avenue, 14th Floor, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 655-0220
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Capital Trust, Inc. (the “Company”) entered into forbearance agreements, dated as of March 14 and 15, 2011, with the lenders under its existing credit agreement, for which there are outstanding obligations thereunder in the amount of $99,338,851, and with the counterparties under its several master repurchase agreements, for which there are outstanding obligations in the aggregate amount of $340,249,085. The forbearances from the exercise of remedies extend until March 31, 2011. In the absence of such forbearance agreements, the obligations under the credit agreement and the master repurchase agreements would mature on March 15, 2011 and March 16, 2011, respectively.
The forbearance agreements were entered into in respect of the following agreements and provide for the following terms:
1.	The Company has outstanding obligations of $99,338,851 due under that certain amended and restated credit agreement, dated as of March 16, 2009, by and among WestLB AG, New York Branch, BNP Paribas, Morgan Stanley Senior Funding, Inc., successor in interest to Morgan Stanley Bank, N.A., Chase Bank N.A., Deutsche Bank Trust Company Americas and Wells Fargo Bank, National Association (collectively, the “WestLB Lenders”) and WestLB AG, New York Branch as the administrative agent (the “WestLB Administrative Agent”) (the “Credit Agreement”). Under the related forbearance agreement, the WestLB Lenders and the WestLB Administrative Agent have agreed to forbear from exercising any of their rights and remedies under the Credit Agreement, related loan documents and applicable law against the Company and with respect to the collateral of the Credit Agreement as a result of any events of default during the forbearance period. The forbearance period commenced on March 15, 2011 and terminates on March 31, 2011 or earlier upon certain events specified in the forbearance agreement.

2.	The Company has obligations of $42,369,695 due under that certain master repurchase agreement, dated as of July 30, 2007, by and among the Company, as seller, and Citigroup Global Markets Inc., as securities buyer (“Citi Securities Buyer”) and Citigroup Financial Products Inc., as loan buyer (“Citi Loan Buyer”, together with Citi Securities Buyer, “Citi Buyers”), as amended by that certain amendment No. 2 to master repurchase agreement, dated as of July 24, 2008, by and between Citi Seller and Citi Buyers, as further amended by that certain amendment No. 3 to master repurchase agreement, dated as of March 16, 2009, by and between the Company and Citi Buyers, as further amended by that certain amendment No. 4 to master repurchase agreement, dated as of October 1, 2009, by and between the Company and Citi Buyers (the “Citi Repurchase Agreement”). Under the related forbearance agreement, the Citi Buyers have agreed to forbear through March 31, 2011 from declaring an event of default with regard to the Company’s failure to comply with provisions of the Citi Repurchase Agreement requiring satisfaction of the outstanding obligations on March 16, 2011.

3.	The Company has obligations of $131,939,581 due under that certain master repurchase agreement, dated as of October 24, 2008, by and among the Company and CT BSI Funding Corp., as sellers (collectively, “JPM 1 Sellers”) and JPMorgan Chase Bank,

N.A., as buyer (“JPM 1 Buyer”), as amended by that certain amendment No. 1 to master repurchase agreement, dated as of March 16, 2009, by and among JPM 1 Sellers, JPM 1 Buyer and JPMorgan Chase Bank, N.A., as affiliated hedge counterparty (the “JPM 1 Repurchase Agreement”). Under the related forbearance agreement, JPM Bank has agreed to forbear through March 31, 2011 from declaring an event of default with regard to the JPM 1 Sellers’ failure to comply with provisions of the JPM 1 Repurchase Agreement requiring satisfaction of the outstanding obligations on March 16, 2011.

4.	The Company has obligations of $61,833,585 due under that certain master repurchase agreement, dated as of November 21, 2008, by and among the Company and CT BSI Funding Corp., as sellers (collectively, “JPM 2 Sellers”) and JPMorgan Chase Funding Inc., as buyer (“JPM 2 Buyer”), as amended by that certain amendment No. 1 to master repurchase agreement, dated as of March 16, 2009, by and among JPM 2 Sellers, JPM 2 Buyer and JPMorgan Chase Bank., N.A., as affiliated counter party (the “JPM 2 Repurchase Agreement”). Under the related forbearance agreement, JPM 2 Buyer has agreed to forbear through March 31, 2011 from declaring an event of default with regard to the JPM 2 Sellers’ failure to comply with provisions of the JPM 2 Repurchase Agreement requiring satisfaction of the outstanding obligations on March 16, 2011.

5.	The Company has obligations of $104,106,223 due under that certain master repurchase agreement, dated as of July 29, 2005, by and among the Company, CT RE CDO 2004-1 Sub, LLC, and CT RE CDO 2005-1 Sub, LLC, as sellers (collectively, “MS Sellers”) and Morgan Stanley Asset Funding, Inc., as buyer (“MS Buyer”), as amended by that certain amendment No. 1 to master repurchase agreement, dated as of November 4, 2005, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 2 to master repurchase agreement, dated as of November 16, 2005, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 3 to master repurchase agreement, dated as of April 6, 2006, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 4 to master repurchase agreement, dated as of April 26, 2006, by and among MS Sellers and MS Buyer, as further amended by that certain letter agreement, dated June 23, 2006, from the Company to Morgan Stanley, as further amended by that certain amendment No. 5 to master repurchase agreement, dated as of February 14, 2007, by and among MS Sellers and MS Buyer, as further amended by that certain joinder and amendment, dated as of June 5, 2007, by and among, CT Investment Management Co., LLC (“CT Investment”), MS Sellers, MS Buyer, Deutsche Bank National Trust Company (“Custodian”) and Midland Loan Services, Inc. (“Servicer”), as further amended by that certain amendment No. 6 to master repurchase agreement, dated as of December 14, 2007, by and among MS Sellers and MS Buyer, as further amended by that certain amendment No. 7 to master repurchase agreement, dated as of June 30, 2008, by and among MS Sellers, CT Investment (together with MS Sellers, “New MS Sellers”) and MS Buyer, as further amended by that certain amendment No. 8 to master repurchase agreement, dated as of July 28, 2008, by and among New MS Sellers and MS Buyer, as further amended by that certain Joinder No. 2 and amendment No. 9 to master repurchase agreement, dated as of February 13, 2009, by and among CT XLC Holding, LLC (“XLC”), New MS Sellers, MS Buyer, Custodian and Servicer, as further amended by that certain amendment No. 10 to master repurchase agreement, dated as of March 16, 2009, by and among MS Sellers, XLC and MS Buyer, as further amended by that certain amendment No. 11 to master repurchase agreement, dated as of October 1, 2009, by and among MS Sellers, XLC and MS Buyer (the “New MS Sellers II”) (the “MS Repurchase Agreement”). Under the related forbearance agreement, MS Buyer has agreed to forbear through March 31, 2011 from declaring an event of default with regard to the New MS Sellers II’s failure to comply with provisions of the MS Repurchase Agreement requiring satisfaction of the outstanding obligations on March 16, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.
By	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer

Date: March 15, 2011